Exhibit 99.1

PROVEL S.r.l.
UNAUDITED BALANCE SHEET
SEPTEMBER 30, 2010
September 30,
Amounts in Thousands of Euros	2010

ASSETS
CURRENT ASSETS:
Cash (note 3)	1,305
Accounts receivable,net (note 4)	1,692
Inventories (note 5)	80
Loan to parent company (note 6)	6,000
Taxes receivable (note 7)	1
Other currents assets (note 8)	419
TOTAL CURRENT ASSETS	9,497

Property,plant and equipment,net (note 9)	1,671
TOTAL ASSETS	11,168

LIABILITIES AND QUOTAHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payables (note 10)	537
Other current liabilities (note 11)	299
TOTAL CURRENT LIABILITIES	836

Bank loan payable (note 12)	278
Profit sharing debt (note 13)	1,546
Deferred tax liabilities	26
Provision for contingencies and charges (note 16)	20
Other liabilities (note 14)	487
TOTAL LIABILITIES	3,193

QUOTAHOLDERS' EQUITY:
Quota capital	10
Reserves, retained earnings and profit for the year	7,965

TOTAL QUOTAHOLDERS' EQUITY	7,975
TOTAL LIABILITIES AND QUOTAHOLDERS' EQUITY	11,168

The accompanying notes are an integral part of these financial statements

PROVEL S.r.l
UNAUDITED STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2010
September 30,
Amounts in Thousands of Euros	2010

Revenue	2,990
Sales	2,990

Cost of product sold	1,926
Gross Profit	1,064

Selling, general and administrative expense	242
Other operating expenses	158
Total operating expenses	400

Operating income	664

Interest income (note 18)	4
Interest expenses (note 18)	(23)
Income before income Taxes	645

Income taxes (note 17)	(255)
Net income for the period	390

The accompanying notes are an integral part of these financial statements

PROVEL S.r.l.
UNAUDITED STATEMENT OF QUOTAHOLDERS’ EQUITY
FOR THE PERIOD ENDED SEPTEMBER 30, 2010

Quotaholders’ equity consisted of the following:

Amounts in Thousands of Euros	Quota capital	Retained earnings and reserves	Result	Total

Balance as December 31, 2009	10	7,245	330	7,585
Increase or retained earnings		330	(330)
Result September 30, 2010			390	390
Balance as September 30, 2010	10	7,575	390	7,975

The accompanying notes are an integral part of these financial statements

The quotaholders’ capital amounting to € 10 is owned 98% by Glas s.s. and 2% by Mr. Francesco Buson.

As of September 30, 2010 the retained earnings and reserves include the following amounts:
-	statutory legal reserve of €134.

PROVEL S.r.l.
UNAUDITED STATEMENT OF CASH FLOWS AS OF SEPTEMBER 30, 2010
NINE MONTHS ENDED SEPTEMBER 30, 2010
September 30,
Amounts in Thousands of Euros	2010

CASH FLOWS FROM OPERATING ACTIVITIES (A)

Net income for the year	390
Depreciation expense	177
Bad debt expense	90
Changes in assets and liabilities:
Decrease (increase) in inventories	(10)
Decrease (increase) in accounts receivable	142
Decrease (increase) in other assets	203
Increase (decrease) in accounts payable	(394)
Increase (decrease) in other liabilities	154
Net cash provided by operating activities	752

CASH FLOWS FROM INVESTING ACTIVITIES (B)

Investments in property, plants and equipments	(2)
Net cash used in investing activities	(2)

CASH FLOWS FROM FINANCING ACTIVITIES (C)

(Decrease) in bank loan payable and financial interests	(173)
Net cash used in financing activities	(173)

INCREASE IN CASH (A+B+C)	577

Cash beginning of year	728
Increase in cash (A+B+C)	577
CASH END OF THE YEAR	1,305

The accompanying notes are an integral part of these financial statements

Provel  S.r.l.
Financial Statements
As of For the Period Ended September 30, 2010

NOTE 1—FORM AND CONTENT OF THE FINANCIAL STATEMENTS

The unaudited interim financial statements of Provel S.r.l. (or the “Company”) are prepared in accordance with current statutory legislation.

The accounting policies are consistent with the Italian Civil Code related to financial statements interpreted and integrated by the accounting principles established or adopted by the Italian Accounting Profession (collectively, “Italian Accounting Principles”), and in particular with reference to OIC 30 on preparation of unaudited interim financial statements.

Italian Accounting Principles differ in certain material respects from the U.S. generally accepted accounting principles (“U.S. GAAP”). The Company's accounting policies for financial reporting in accordance with Italian Accounting Principles do not differ materially from US GAAP.

The unaudited interim financial statements and related notes are presented in a reclassified format, which differs from Provel’s financial statements and disclosures which are prepared in accordance with Italian legal requirements. The format presented does not result in any modification of the portions attributable to Provel quota holders’ equity and net income as reported on an Italian Accounting Principles basis. All amounts are in thousands of Euro (or “€”), unless otherwise specified.

The quotas of Provel are owned by Glas s.s. (98% of quota capital) and by Francesco Buson (2% of quota capital).

The Company prepared its unaudited interim financial statements in accordance with the general principles of prudence and accruals-based accounting on a going concern basis.

NOTE 2—ACCOUNTING POLICIES

The principal accounting policies applied by Provel according to Italian Accounting Principles, consistently with prior years, are as follows:

CASH

Cash is stated at nominal value.

ACCOUNTS RECEIVABLE AND PAYABLE

Receivables are stated at estimated realizable value through the specific provision for bad debts. Identified individual risks are accounted for through appropriate individual valuation adjustments, and general credit risks through general valuation adjustments of receivables. The Company generally does not require collateral for receivables subject to credit risk. Low-interest and non-interest bearing items with more than one year to maturity are not discounted. Payables are stated at nominal value.

FOREIGN CURRENCY TRANSACTIONS

Monetary assets and liabilities denominated in foreign currencies have been recorded at the exchange rate in effect at the date of the transaction; profit and losses on exchange rates are booked in the statement of operations on the day of collection or payment; assets and liabilities denominated in foreign currencies still outstanding at year-end are remeasured at the prevailing rate at the balance sheet date, and any resulting unrealized gains and losses are recorded in the statement of operations as interest income or expense, as appropriate.

INVENTORIES

Inventories are stated at the lower of cost or net realizable market value, with cost being determined on a basis which approximates a first-in, first-out method.

PROPERTY, PLANT AND EQUIPMENT

Property, Plant and Equipment are entered at purchase or construction cost, including any directly attributable charges. No voluntary re-valuations were performed and no interest expenses have been capitalized on the Property, Plant and Equipment.
Depreciation reflects the estimated useful life of the asset. The depreciation rates, which are the same as for the prior financial year, are as follow:

Rates
Property:
Light construction	10%
Industrial building	3%
Plant and machinery	12%
Specific plant	12%

Equipment:
General equipment	40%
Furniture and fittings	12%
Electronic office machines and computers	20%
Cars	25%
Motor vehicles and similar	20%
Mobile radio communication system	25%

Depreciation was calculated for assets entering into service during the financial year on the basis of the effective date the assets have been placed into use. Construction in progress is not depreciated.

The maintenance and repair costs are capitalized on the Property, Plant and Equipment only if they generate an effective increase in the useful life or operating functionality of the assets; otherwise they are expensed to the statement of operations as incurred.

EMPLOYEE TERMINATION INDEMNITY

Employee termination indemnity is determined in accordance with the relevant current laws. The amount of employee termination indemnity shown in other liabilities within the balance sheets reflects the total amount of the indemnity, net of any advances taken, that each employee of  Provel would be entitled to receive if termination were to occur as of the respective balance sheet dates.

PROVISIONS FOR CONTIGENCIES AND CHARGES

Provisions for risks and charges are recognized when the Company has a present legal or constructive obligation as a result of past events, it is probable that an outflow of resources embodying economic benefit will be required to settle the obligation and a reliable estimate of the amount of the obligation can be made.

RECOGNITION OF REVENUES AND EXPENSES

Revenues and expenses are recorded on the accrual basis.

Revenues are recorded in the statement of operations when title of ownership passes to the customer, which is generally at the point of shipment for foreign customers and at the time the goods are delivered for Italian customers. Expenses are also recognized on an accrual basis, with amounts recognized in the statement of operations based on when the goods and or services are received, regardless of payment terms in advance or after the receipt of the goods or services.

INCOME TAXES

Current income taxes are computed on the basis of the estimated income tax charge according to the tax laws in force in Italy; the related income tax payable is shown net of payments on account, withholding taxes and tax credits in “Other current liabilities”. Any net receivable position is shown in “Taxes receivable”.

The Company recognizes deferred income tax assets and liabilities that are determined under the liability method. Deferred income taxes represent the tax effect of temporary differences between the tax and financial reporting bases of assets and liabilities, using enacted tax rates, and the expected future benefit of net operating loss carry-forward. The tax benefit of tax loss carry-forwards is recorded only when there is a reasonable certainty of realization.

Deferred tax assets and deferred tax liabilities are offset whenever allowed by local Italian tax laws.

USE OF ESTIMATES

The preparation of financial statements in accordance with Italian Accounting Principles requires the Company to make estimates and assumptions that affect the reported carrying amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the amounts of revenues and expenses recognized during the reporting periods. Actual results could differ from those estimated.

NOTE 3 – CASH

Amounts in Thousands of Euros	September 30,
2010

Bank accounts	1,304
Cash on hand	1
1,305

The company has two Italian banks: Unicredit and Banca Popolare di Novara.

NOTE 4 – ACCOUNTS RECEIVABLE

Trade accounts receivables from customers are detailed as follows:

Amounts in Thousands of Euros	September 30,
2010

Trade receivables-third parties	1,692
1,692

Trade receivables entirely relate to trade transactions.

The accounts receivable related to customers who constitute more than 10% of the total accounts receivable balance was € 483and the number of customers was 1 at September 30, 2010.

The Company’s provision for bad debts was € 90 at September 30, 2010.

NOTE 5 – INVENTORIES

Amounts in Thousands of Euros	September 30,
2010

Raw materials and supplies	80
80

Provel has only a minimum stock of raw materials, because the finished products are sent to the customer as soon as the production is completed.

For the same reason the company doesn’t calculate an obsolescence reserve.

NOTE 6 – LOAN TO PARENT COMPANY

Amounts in Thousands of Euros	September 30,
2010

Loan to parent company	6,000
6,000

No additional loans were made in 2010.

Interest has not been imputed on this loan, as the Company has determined the interest amount to be immaterial.

NOTE 7 – TAXES RECEIVABLE

Taxes receivable include the following at September 30, 2010:

Amounts in Thousands of Euros	September 30,
2010

Other taxes receivable	1
1

At the end of 2008 the tax credit for IRES and IRAP, the two Italian income taxes, amounted to € 526. It was partially used in 2009 and it was extinguished in 2010.

NOTE 8 – OTHER CURRENT ASSETS

Other current assets include the following at September 30, 2010:

Amounts in Thousands of Euros	September 30,
2010

Chief executive insurance	368
Prepayments and accrued income	39
Other receivables	12
419

Every  year the Company pays an insurance premium as provision to indemnities for Mr  Francesco Buson (Owner) and Mr Marco Maio (Chief Executive). These indemnities will be paid when they will finish their activity in Provel.
Prepayments and accrued income relate to income and charges pertaining to periods before or after the related accounting entry and/or document date. They relate to more than one year and are accrued or deferred over time, regardless of when the amount is collected or paid.

NOTE 9 – PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment are summarized as follows:

Amounts in Thousands of Euros	September 30,
2010

Land	228
Building	1,328
Plant and machinery	2,660
Fixtures, fittings and tools	57
Trucks and vehicles	79
Other tangible assets	29
4,381
Less accumulated depreciation	(2,710)
1,671

Total depreciation expenses were equal to € 177 in 2010.

NOTE 10 – ACCOUNTS PAYABLE

Amounts in Thousands of Euros	September 30,
2010

Accounts payable	514
Invoices to be received	23
537

Mr Francesco Buson appears among the suppliers as agent. The debt of Provel against Buson was € 12 in 2010.

NOTE 11 – OTHER CURRENT LIABILITIES

Other current liabilities include the following at September 30, 2010:

Amounts in Thousands of Euros	September 30,
2010

Wages and salary accruals	25
INPS	12
IRPEF	17
VAT	30
IRES	148
IRAP	33
Other accruals	34
299

IRES and IRAP are the current taxes period.

NOTE 12 – BANK LOAN PAYABLE

Amounts in Thousands of Euros	September 30,
2010

Bank loan payable	278
278

In 2003 Unicredit distributed a loan of € 1.350 to Provel. The debt was extinguished at October 2010.

NOTE 13 – PROFIT SHARING DEBT

Amounts in Thousands of Euros	September 30,
2010

Profit-sharing debt	1,546
1,546

In 2008 and 2009 Mr Buson signed a profit-sharing agreement with Provel by which, assuming the risk of the losses up to €2,000, he was granted a sum equal to 50% of profit before tax. In 2010 the agreement has been not renewed.

NOTE 14 – OTHER LIABILITIES

Other liabilities are summarized as follows:

Amounts in Thousands of Euros	September 30,
2010

Chief executive indemnity	368
Employees termination indemnity	119
487

The Chief executive indemnity is the debt against Mr Buson and Mr Maio (see note 8).

NOTE 15 - EMPLOYEE TERMINATION INDEMNITY

Under Italian labour laws and regulations all employees are entitled to an indemnity upon termination of their employment relationship for any reason. The provision is calculated on a pro-rata basis during the employment period and is based on the individuals’ salary. The vested benefit payable accrues interest, and employees can receive advances thereof in certain specified situations, as defined in the applicable labour contract regulations. Termination indemnities reflect the total amount of the indemnities, net of any advances taken, that each employee would be entitled to receive if termination were to occur as of the balance sheet date.

This caption underwent the following variations during the year:

Amounts in Thousands of Euros	September 30,
2010

Balance at the beginning of the period	142
Drawing for termination of employment and advances	(45)
Provisions set aside for the period	22
Balance at the end of the period	119

NOTE 16 – PROVISION FOR CONTIGENCIES AND CHARGES

Amounts in Thousands of Euros	September 30,
2010

Provisions for contingencies and charges	20
20

The Company was exposed a risk due to an action for revocation made by the editor bankruptcy of Modarte, a customer of Provel. A provision of €20 has been allocated at September 30, 2010.

NOTE 17 – INCOME TAXES

The provision for income taxes consisted of the following for the period ended September 30, 2010:

Amounts in Thousands of Euros	September 30,
2010

Current tax expense	(255)
Deferred tax expense	-

Total income taxes	(255)

In Italy there are two income taxes:

-	IRES : Income tax of the company’s operating income, tax rate at 27,5%.

-
IRAP: Regional tax on productive activities, tax rate at 3,9% charged on  a specific taxable income named “net value of production” which is determined by the gross turnover, plus the increase in stock, less production expenses (depreciation included). As important feature of this tax, the interest costs and the payroll costs are not deductible.

To calculate taxable profit for IRES purposes, the most significant positive timing and permanent differences considered are roughly € 94 at September 30, 2010  mainly due to non-deductible costs related to provision for bad debts and Company’s cars.

To calculate taxable profit for IRAP purposes, the most significant positive timing and permanent differences considered are roughly € 839 at September 30, 2010 mainly due to non-deductible costs related to management fees and labor costs, while the negative differences amount to total approximately € 149 at September 30, 2010 mainly due to labor costs.

NOTE 18 – INTEREST AND INCOME EXPENSES

Interest income and expenses are detailed as follows:

Amounts in Thousands of Euros	September 30,
2010

Interest income on bank accounts	4
Interest expense on bank accounts	(23)

(19)

NOTE 19 – OTHER INFORMATION

a)	Related party transactions

The Company enters into transactions with parent company and Francesco Buson. Mr Buson is also owner for Provel’s parent company. All transactions occurred at market conditions.

The following related party transactions are reflected in the statements of operations for the period ended September 30, 2010:

Amounts in Thousands of Euros	2010
	Receivables	Payables	Nature of transactions

Related party
Glas ss	6,000		A
Francesco Buson		12	B
Francesco Buson		1,546	C
	6,000	1,558

A - Loan
B - Trading and provision of services
C - Profit sharing debt

The following related party transactions are reflected in the assets and in the liabilities as of September 30, 2010:

Amounts in Thousands of Euros	2010		Nature of
	Sales	Expenses	transactions

Related party
Francesco Buson	-	48	A
Francesco Buson	-	116	B
Francesco Buson	-	-	C
	-	164

A - Rental property
B - Commisions to agent
C - Profit sharing agreeement